Exhibit 10.46


*

                                                                  CONFORMED COPY


                 SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of September 26, 2001 (this "Amendment"), by and among XL Insurance Ltd, XL Re Ltd (formerly known as XL Mid Ocean Reinsurance Ltd), EXEL Acquisition Ltd. and XL Capital Ltd, as Guarantors and, except in the case of EXEL Acquisition, as Borrowers (the Guarantors and the Borrowers being referred to herein collectively as the "XL Parties"), Mellon Bank, N.A., as Agent (the "Agent"), and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the XL Parties, the Banks, and the Agent are parties to a Revolving Credit Agreement, dated as of June 6, 1997, (as amended by the First Amendment thereto, dated as of November 5, 1997, the Second Amendment thereto, dated as of August 3, 1998, the Third Amendment thereto, dated as of December 4, 1998, the Fourth Amendment thereto, dated as of June 30, 1999, the Fifth Amendment thereto, dated as of February 25, 2000, and the Sixth Amendment thereto, dated as of August 27, 2001, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make, and have made, Loans to the Borrowers; and

                  WHEREAS, the XL Parties have requested the Banks to make certain additional changes to the Credit Agreement; and

                  WHEREAS, the Banks are willing to amend the Credit Agreement as set forth below; and

                  WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

                  NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

                  (a) Section 6.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           6.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than $4,250,000,000 at any time.

                  (b) Section 3.05 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           3.05. NO ADVERSE CHANGES. Since November 30, 1996,
                      there has been no occurrence or event which has had a Material Adverse Effect, except (insofar as clause (a) of the definition of the term "Material Adverse Effect is concerned) for losses caused by or relating to or arising out of the terrorist events of September 11, 2001; PROVIDED, however, that XL Capital remains in compliance with Section 6.06.

                  SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent: (i) this Amendment shall have been executed and delivered by the XL Parties, the Agent and the Required Banks and (ii) the Agent shall have received for the account of each Bank which shall have consented to this Amendment (evidenced by receipt by the Agent of an executed counterpart of this Amendment) an amendment fee in an amount equal to 0.03% of the


              Seventh Amendment to Revolving Credit Agreement (XL)

Committed Amount of such Bank. XL Capital agrees to pay such amendment fee to each Bank which consents to this Amendment (so evidenced) whether the counterpart of this Amendment signed by such Bank is received by the Agent before or after this Amendment becomes effective.

                  SECTION 3. MISCELLANEOUS. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. Nothing in this Amendment shall constitute a waiver of any rights or remedies that the Banks or the Agent may have under the Credit Agreement and nothing contained herein shall obligate the Banks to grant any future waiver of any provision of the Credit Agreement. XL Capital shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Reed Smith LLP, counsel for the Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  SECTION 4. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.







              Seventh Amendment to Revolving Credit Agreement (XL)

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                        XL INSURANCE LTD,
                                        as a Borrower and as a Guarantor


                                        By: /s/ CHRISTOPHER COELHO
                                           ------------------------------------
                                        Title: SENIOR VICE PRESIDENT & CFO


                                        XL RE LTD (formerly known as XL MID
                                           OCEAN REINSURANCE LTD),
                                        as a Borrower and as a Guarantor


                                        By: /s/ HENRY KEELING
                                           ------------------------------------
                                        Title: PRESIDENT & CEO


                                        EXEL ACQUISITION LTD.,
                                           as a Guarantor

                                        By: /s/ BRIAN O'HARA
                                           ------------------------------------
                                        Title: PRESIDENT


                                        XL CAPITAL LTD, as a Borrower and
                                           as a Guarantor


                                        By: /s/ BRIAN O'HARA
                                           ------------------------------------
                                        Title: PRESIDENT & CEO


              Seventh Amendment to Revolving Credit Agreement (XL)
                                       -4-

                                          MELLON BANK, N.A., as a Bank
                                          and as Agent


                                          By: /s/ KARLA K. MALOOF
                                             ----------------------------------
                                          Title:  VICE PRESIDENT



                                          BANK OF TOKYO - MITSUBISHI LTD.,
                                             as a Bank

                                          By:
                                             ----------------------------------
                                          Title:
                                                -------------------------------



                                          DEUTSCHE BANK AG, NEW YORK OR
                                             CAYMAN ISLANDS BRANCHES,
                                             as a Bank

                                          By: /s/ RUTH LEUNG
                                             ----------------------------------
                                          Title:  DIRECTOR

                                          By: /s/ CLINTON M. JOHNSON
                                             ----------------------------------
                                          Title:  MANAGING DIRECTOR



                                          THE BANK OF NOVA SCOTIA,
                                             as a Bank

                                          By: /s/ TODD MELLER
                                             ----------------------------------
                                          Title:  MANAGING DIRECTOR


             Seventh Amendment to Revolving Credit Agreement (XL)

                                    THE CHASE MANHATTAN BANK,
                                          as a Bank

                                    By: /s/ HELEN L. NEWCOMB
                                       ---------------------------------------
                                    Title:  VICE PRESIDENT



                                    THE BANK OF BERMUDA LIMITED,
                                       as a Bank

                                    By: /s/ A. KERRY DAVISON
                                       ---------------------------------------
                                    Title: V.P. CREDIT MANAGER,
                                          ------------------------------
                                           CORPORATE CASH MANAGEMENT



                                    ROYAL BANK OF CANADA,
                                       as a Bank

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------


                                    BANQUE NATIONALE DE PARIS,
                                       as a Bank

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------


             Seventh Amendment to Revolving Credit Agreement (XL)

                                    BANK OF AMERICA, N. A.,
                                       as a Bank

                                    By: /s/ DEBRA BASLER
                                       ----------------------------------------
                                    Title:  VICE PRESIDENT



                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                       as a Bank

                                    By: /s/ KEN RICCIARDI
                                       ----------------------------------------
                                    Title:  VICE PRESIDENT

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------



                                    BAYERISCHE HYPO- UND VEREINSBANK AG,
                                           Grand Cayman Branch, as a Bank


                                    By: /s/ DEBRA LASKOWSKI
                                       ----------------------------------------
                                    Title:  MANAGING DIRECTOR


                                    By: /s/ MICHAEL F. DAVIS
                                       ----------------------------------------
                                    Title:  DIRECTOR



                                    FLEET NATIONAL BANK, as a Bank

                                    By:
                                       ----------------------------------------
                                    Title:
                                          -------------------------------------






             Seventh Amendment to Revolving Credit Agreement (XL)
                                       -7-